ILX Incorporated
2777 East Camelback Road
Phoenix, Arizona  85016


                                 EXHIBIT 10(a)

                              CONSULTING AGREEMENT

         This Agreement is effective as of the 2nd day of June, 1995, by and between ILX Incorporated, an Arizona corporation, and its subsidiaries (together the "Company"), and Investor Resource Services, Inc., a Florida corporation (the "Consultant").

         WHEREAS, the Company is a publicly held company; and

         WHEREAS, the Consultant is in the business of assisting public companies in financial relations; and

         WHEREAS, The Company desires to retain Consultant to provide certified specified services for the Company, including without limitation the services outlined on Exhibit A.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1.       Duties and Involvement

                  a. The Company hereby engages Consultant to provide financial and public relations service. Such services will generally include advice to and consulting with the Company's management concerning marketing surveys, investor profile information, methods of expanding investor support and increasing investor awareness of the Company and its products and/or services, including without limitation the services set forth on Exhibit A. Consultant will also provide additional services to the Company, including broker relations, assisting in the preparation and format of due diligence meetings, and attendance at conventions and trade shows. Consultant shall be responsible for all expenses incurred in connection with providing services to the Company.

                  b. Consultant acknowledges that neither Consultant nor any of its employees or affiliates is an officer, director, or agent of the Company, that in rendering advice or recommendations to the Company it is not and will not be responsible for any management decisions on behalf of the Company and that it is not authorized or empowered to commit the Company to any recommendation or course of action. The Company represents that Consultant does not have, through stock ownership or otherwise, the power to control the Company nor to exercise any dominating influence over its management.

         2.       Terms

                  This Agreement shall continue until twelve (12) months from date of execution.

         3.       Compensation

                  As total and complete consideration for the services to be provided by Consultant to the Company, and provided that Consultant has not materially breached this Agreement, the Company hereby agrees as follows:

                  a. Upon execution hereof, and in consideration for services provided from the date hereof until December 31, 1995, Consultant or its designee shall receive:

                  (i) an option (the "Option") to purchase two hundred thousand (200,000) shares of the Company's restricted common stock (the "Option Shares") at a price of $1.25 per share and an option (the "Second Option") to purchase Fifty Thousand (50,000) shares of the Company's restricted common stock (the "Option II Shares") at $1.625 per share. The Option and the Second Option will be issued according to an option agreement in a form customarily utilized by the Company. The Option and the Second Option may be exercised in whole or in part by the holder thereof on or before thirty (30) days after the effective date of any registration referred to under Section 7(b), but in no event later than twenty-four (24) months from the date of this Agreement.

                  (ii)      Twenty-Five   Thousand   (25,000)   shares   of  the
                            Company's   restricted  common  stock  (the  "Issued
                            Shares").

                  b. On January ___, 1996, and as compensation for services rendered from January, 1996 through the termination of this Agreement, Consultant or its designee shall receive Twenty-Five Thousand (25,000) shares of the Company's restricted common stock (the "Second Issued Shares").

                  c. In the event this Agreement is terminated for any reason other than a material breach of this Agreement by Consultant, the Option and the Second Option shall remain in full force and effect and Consultant shall have the right to retain Option Shares and/or Option II Shares issued or issuable thereunder in consideration for services performed.

         4.       Services Not Exclusive

                  Consultant shall devote such time and effort as necessary to discharge its duties hereunder. The Company acknowledges that Consultant is engaged in other business activities and that it will continue such activities during the term of this Agreement, subject to the other terms and conditions hereof. Consultant shall not be restricted from engaging in other business activities during the term of this Agreement.

         5.       Confidentiality

                  Consultant acknowledges that it will have access to confidential information regarding the Company and its businesses. Consultant agrees that it will not, during or subsequent to the term of this Agreement, use, divulge, furnish, or make accessible to any person (other than with the written permission of the Company) any knowledge or information or plans of the Company with respect to the Company or its businesses, including, but not limited to, the products, financial information, ideas, and other trade secrets of the Company, and specifically including but not limited to the Varsity Clubs of America concept, whether in the concept or development stage or being marketed by the Company on the effective date of this Agreement or during the term hereof, and any other information identified by the Company as confidential.


         6.       Covenant Not to Compete

                  During  the term of this  Agreement  and for a period of three
                  (3) years after the termination of this Agreement for any reason, Consultant warrants, represents, and agrees that it will not directly or indirectly participate in or use the information developed for and by the Company or received by Consultant and will not compete, or render services for a person, firm or entity competing, directly or materially indirectly with the Company in the Company's primary industry or related fields, including the internal ownership fields or the development of resort or hotel properties in university locations.

         7.       Investment Representation

                  a.       Access to Information

                           Consultant represents and warrants that it has been provided with access to all information relating to the Company concerning its condition, financial and otherwise, its management, its business and its prospects that Consultant has deemed material. The Company represents that it has provided Consultant with a copy of the Company's most recent Form 10-K and any subsequent filing required or filed under the rules and regulations promulgated under the Securities Act of 1933 as amended (the "Act") or the Securities Exchange Act of 1934 as amended (the "Exchange Act"), if any, (the "Disclosure Documents"). Consultant acknowledges that it is aware that because of the Company's financial position and other factors, the acquisition of the shares to be paid to Consultant as compensation hereunder involves a high degree of risk, including the risk that Consultant may lose its entire investment in the Shares. Consultant further represents that it and its advisors have been afforded the opportunity to discuss the Company with the Company's management. The Company represents that it has and will continue to provide Consultant with any information or documentation requested by Consultant to verify the accuracy of the information contained in the Disclosure Documents and will promptly upon Consultant's request provide Consultant with a copy of any registration statement or other periodic reporting documents filed pursuant to the rules and regulations of the Act or the Exchange Act. Consultant has retained its own legal and business counsel to the extent Consultant deems necessary, and is not relying on the Company to explain the Disclosure Documents.

                  b.       Registration of Securities

                           Consultant understands and acknowledges that the Shares are being acquired by Consultant for its own account and not on behalf of any other person, and are being acquired for investment purposes and not for distribution. Consultant represents that an investment in the Shares is a suitable investment for Consultant, taking into consideration the restrictions on transferability affecting the Shares.

                           The Company agrees to file a registration statement on Form S-3 (the "Registration Statement") to register the Option Shares, Option II Shares, Issued Shares and Second Issued Shares (together, the "Shares") within three (3) months from the date of issuance of the Second Issued Shares. The Company will cause all Shares as to which registration has been requested by Consultant to be included in the Company's Registration Statement. The Company shall be entitled to postpone the filing of the Registration Statement, or to postpone the inclusion of the Shares in the Registration Statement, for a reasonable time if the Company's Board of Directors reasonably determines that registration of the Shares would be materially detrimental to the best interests of the Company. The Company shall not be in violation of the foregoing covenant by reason of any delay in the effectiveness of the Registration Statement or a requirement by the Securities and Exchange Commission that an amendment or amendments to the Registration Statement be filed prior to, as a condition of, or following the effective date of the Registration Statement. The Company agrees to cause the Registration Statement to remain effective for a period of nine (9) months from the initial effective date thereof.

                           In addition, the Company will use its best efforts to provide a list of states in which the Company has complied with applicable securities laws and undertakes to comply with the various states securities laws and regulations with respect to the registration of the Shares referred to herein. The Company undertakes to make available for review and comment, on a timely basis and prior to submission with any regulatory agency, copies of the Registration Statement. Consultant agrees that it will not transfer or sell the Shares without registration under the Act and any applicable state securities laws unless exemptions from such registration requirements are available.

                           If the Company has not filed the Registration Statement in accordance with the foregoing paragraph, then, for a period of two (2) years after the issuance of the Second Issued Shares, it the Company electes to effectuate a public registration of shares of the Company's common stock, the Company will give notice to Consultant at least twenty (20) days prior to the filing of such registration (the "Company's Notice"). Within ten (10) days of receipt of the Company's Notice, Consultant may request, in writing, that the Company effect the public registration of the Shares then held by Consultant, and the Company will use its best efforts to cause all Shares as to which registration has been requested by Shareholder to be included in the Company's registration statement.

                           The registration rights granted pursuant to this paragraph may not be exercised more than once, whether exercised in whole or in part (provided, however, that any request made pursuant to this paragraph which does not result in the declaration of effectiveness of a registration statement covering the Shares, whether as a result of the withdrawal of the registration statement by the Company or through other action or inaction of the Company or otherwise, shall not be counted in determining the number of times registration rights have been exercised pursuant to this paragraph). The Company shall be entitled to postpone the filing of any registration statement if the Company's Board of Directors reasonably determines that such registration would be materially detrimental to the best interests of the Company.

                           In connection with a public registration of any Shares held by Consultant, Consultant shall provide to the Company, in a timely fashion, any and all information required by state and federal securities laws to be included in the Registration Statement or any related documents, including any information requested by the Company. Furthermore, Consultant shall review any and all materials transmitted to Consultant by the Company concerning the registration of Consultant's Shares and Consultant immediately shall advise the Company in writing of any misstatement or omission, in such materials.

                  c.       Restrictions on Transfer

                           Consultant is aware that the Shares have not been registered under the Securities Act of 1933 (the "Act") and thus cannot be resold unless they are registered under the Act or unless an exemption from registration is available, and is aware of the restrictions imposed on further distribution of the Shares including the limitations and applicability of Securities and Exchange Commission Rule 144 and including the restrictive legend to be placed thereon and stop transfer orders to which it will be subject. Consultant is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Act, as amended.

                           Consultant shall not transfer any Shares unless and until it has first given written notice to the Company describing briefly the manner and nature of the transfer and until:

                           (i) A registration statement filed by the Company with respect to the Shares is declared effective; or

                           (ii) The Company and Consultant shall have complied with SEC Rule 144; or


                           (iii)   Consultant   presents   the  Company  with  a
                           "no-action" letter, satisfactory to the Company, from the SEC with respect to the proposed transfer; or

                           (iv) The Company has received opinions from Consultant's counsel, in form and substance satisfactory to the Company that such transfer can be made without compliance with the registration provisions of the Act or other securities laws, and has received such certifications and agreements from Consultant and any prospective transferee as the Company deems appropriate under the circumstances.

         8.       Assignment

                  This Agreement may not be assigned by either party hereto without the written consent of the other but shall be binding upon the successors of the parties.

         9.       Indemnification

                  a. The Company agrees to indemnify and hold harmless Consultant and its agents and employees against any losses, claims, damages or liabilities, joint or several, to which Consultant or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to make the statements contained therein not misleading, and will reimburse the Consultant or any such other person for any legal or other expenses reasonably incurred by Consultant or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based, in whole or in part, upon an untrue statement, or omission or alleged omission from the Registration Statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company by the Consultant. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  b. Consultant will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages or liabilities to which the Company or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, suits, or proceedings in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based on the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that such untrue statement or omission is made or omitted in whole or in part in reliance upon and in conformity with information furnished to the Company by Consultant. Consultant will reimburse any legal or other expenses reasonably incurred by the Company or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding. This indemnity agreement will be in addition to any liability which the Consultant may have.

                  c. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, suit or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise that under this Section. In case any such action, suit or proceeding is brought against any indemnified party, and it notified an indemnifying party of the Commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         10.      Notices

                  All notices required or permitted to be given under with Agreement shall be in writing and shall be deemed to have been duly given: (i) two (2) hours after delivered personally to the party to be notified; or (ii) two (2) business days after deposited in the U.S. mail, postage paid via registered or certified mail, return receipt requested. Notices to the Company shall be addressed to its president at its principal executive office and to the Consultant at the address set forth beneath the signature line, or to such other addresses as either party may designate upon at least ten days' notice to the other party.

         11.      Entire Agreement

                  This Agreement contains the entire understanding and agreement between the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by both parties.

         12.      Non-waiver

                  A delay or failure by either party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

         13.      Headings

                  Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

         14.      Counterparts

                  This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

         15.      Binding Effect

                  The provisions of this Agreement shall be binding upon the parties, their successors and assigns.

         16.      Severability

                  If any provision of this Agreement or application thereof to any person or circumstance shall be deemed or held to be invalid, illegal, or unenforceable to any extent, the remainder of this Agreement shall not be affected and the application of such affected provision shall be enforced to the greatest extent possible under law.

         17.      Restrictions

                  a. Company states and represents that there are no S-8 registrations in effect or contemplated.

                  b. Company states and represents that there are no Regulation-S placements in effect or contemplated.

                  c. Company agrees that, except for the issuance of securities in a public offering of securities of the Company, or the exercise of options or warrants outstanding or issued in connection with an equity offering or otherwise issued to employees under a stock option plan, there will be no additional issuances by the Company of common stock of the Company during the term of this Agreement in excess of 5% of the total outstanding shares of the Company without the knowledge of Consultant.

                  d. Martori Enterprises Incorporated, Joseph P. Martori and Edward J. Martori agree that they will not sell more than 100,000 shares of ILX common stock currently held by them during the period ending one
                           (1) year from the date of this Agreement without the knowledge of Consultant.


         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year first above written.

ILX INCORPORATED                                INVESTOR RESOURCE SERVICES, INC.


By: /s/ Joseph P. Martori                          By: /s/ Daniel Starczewski
    -------------------------------------------        -------------------------
Joseph P. Martori, Chairman, President, and CEO    Daniel Starczewski, President
2777 East Camelback Rd.                            7457 Aloma Ave, Suite 302
Phoenix, AZ 85016                                  Winter Park, FL 32792


Agreed as to Paragraph 17(d):

MARTORI ENTERPRISES INCORPORATED


By: /s/ Joseph P. Martori
   -------------------------
Joseph P. Martori, President


/s/ Joseph P. Martori
----------------------------
JOSEPH P. MARTORI

/s/ Edward J. Martori
----------------------------
EDWARD J. MARTORI


                                    EXHIBIT A

DIRECT MAIL CAMPAIGN

         The Company, with Consultant's advice, will choose one of two possible publications for direct mail purposes. By __________, a four page, four color direct mail lead generation piece highlighting the Company and benefits of owning the Company's stock will be created and mailed to 100, 000 selected investors. This piece, printed either on heavy gloss, includes a postage paid business reply card or an identifying telephone number enabling investors to respond immediately. The second is a 4-color, 2-page 250,000 piece mailing in __________ magazine. The magazine will highlight the Company in a familiar newsletter or magazine format. Additionally, at the Company's option market makers names and phone numbers may be listed directly on the mailing piece for call-in generation. Campaign services for both choices will include creative writing, design, artwork, printing, list rentals, mail handling, postage, and business reply card coordination.

PUBLICATIONS

         Personal Investing News
         Don Korn (an editor of Sound Money Investor who also writes for Barron's and The Wall Street Journal) will write a two page interview with a key officer of the Company, emphasizing the merits of the Company. The advertorial will also include the address and telephone number of the Company and/or the address and phone number for market makers of the Company's stock. The Article will be published
         ____________. In addition, a photograph of one of the Company's key executives or of the business itself will appear on the front cover of Personal Investing News to draw attention to the article on the Company's story inside the publication. Personal Investing News is published monthly and mailed to 40,000 investors.

         International, Money and Politics

         The two page Personal Investing News story will be reprinted for inclusion in Bull & Bear, a bi-monthly magazine mailed to 55,000 investors.

PRINT MEDIA ADVERTISING

         An advertisement, geared to both brokers and investors, will be created and inserted in a major financial and investment related newspaper or magazine. The emphasis is to utilize publications that target and deliver large numbers of brokers and investors without the prohibitively high advertising costs of the more famous media counterparts.

OTHER SERVICES

         Such other services as are reasonably intended and designed to provide complete financial and public relations support to the Company during the term of this agreement as contemplated under this consulting agreement or as otherwise deemed appropriate by Consultant.